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                                                                    Exhibit 10.1


                                  Amendment to
                     EMPLOYMENT AGREEMENT of January 21.1999
                                     between
                           MOLECULAR BIOSYSTEMS, INC.
                                       and
                              Howard Dittrich, M.D.

         MOLECULAR BIOSYSTEMS, INC. ("the Company") and Howard Dittrich, M.D. ("Employee"), parties to a written Employment Agreement (the "Employment Agreement") dated effective January 21, 1999, hereby amend the Employment Agreement as follows:

         Paragraph 33. ARBITRATION OF DISPUTES. Paragraph 33 shall be amended by adding thereto the following sentence: "Said arbitration shall be conducted in San Diego, California pursuant to the National Rules for the Resolution of Employment Disputes of the American Arbitration Association."

         In all other respects the Employment Agreement shall remain in full force and effect. Agreed to this 22nd day of September, 2000:

                                     MOLECULAR BIOSYSTEMS, INC.


                                     By: /s/ BOBBA VENKATADRI
                                        ---------------------------------------
                                        Director, Board of Directors, Molecular
                                        Biosystems, Inc.




                                     By: /s/ HOWARD DITTRICH
                                        ---------------------------------------
                                        Howard Dittrich, M.D.